FINANCIAL HIGHLIGHTS

HONORS COLLEGE

EdR
COLLEGIATE HOUSING

Supplemental Financial Information
2016Q1

Live here
Live well.

FINANCIAL HIGHLIGHTS

2016Q1

Our Communities

are designed and built to provide comfortable living-learning environments with services and amenities that today's students require. Our community teams also provide a foundation of programs and smiles that help our residents flourish and be successful outside the classroom.

If you'd like to learn more about EdR's communities and operations, visit us online at EdRTrust.com.

Financial Highlights ____ 1

Balance Sheet ____ 2

Operating Results ____ 3

Funds from Operations ____ 5

Community Operating Results ____ 6

Same-Community Expenses by Category ____ 7

Community Operations – Trailing Five Quarters ____ 8

Preleasing Summary ____ 10

Same-Community Preleasing by Region & Distance ____ 11

Top EdR Markets and States by Revenue ____ 12

New Supply & Enrollment–EdR Markets ____ 14

Owned Community Projected 2016 New Supply & Demand Information ____ 15

Owned Development Summary ____ 17

Third-Party Development Summary ____ 18

Capital Structure ____ 19

Unsecured Senior Note Covenants ____ 21

Reconciliation of Non-GAAP Measures ____ 22

2016 Guidance ____ 23

Community Listing-Owned ____ 24

Investor Relations ____ 25

Definitions ____ 26

Safe Harbor Statement ____ 27

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three Months Ended March 31,
	2016	2015	$ Chg	% Chg
Same-community revenue	$60,181	$57,848	$2,333	4.0%
Total community revenue	70,183	60,383	9,800	16.2%
Total revenue	73,379	64,129	9,250	14.4%

Same-community net operating income	38,201	35,210	2,991	8.5%
Total community net operating income	45,294	36,243	9,051	25.0%
Total operating income	20,216	13,838	6,378	46.1%

Net income attributable to EdR	16,669	6,941	9,728	140.2%
Per share - basic	$0.27	$0.14	$0.13	92.9%
Per share - diluted	0.26	0.14	0.12	85.7%

Funds from operations (FFO)	22,781	23,096	(315)	(1.4)%
Per weighted average share/unit (1)	$0.36	$0.48	$(0.12)	(25.0)%

Core funds from operations (Core FFO)	33,948	24,297	9,651	39.7%
Per weighted average share/unit (1)	$0.54	$0.50	$0.04	8.0%

FINANCIAL RATIOS:
	3/31/2016		12/31/2015
Net debt to gross assets	15.8%		27.2%
Debt to gross assets	22.4%		28.3%
Net debt to enterprise value	11.7%		22.0%
Interest coverage ratio (TTM)	5.4x		4.8x
Net debt to EBITDA - Adjusted (TTM)	1.5x		4.0x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 5 for a detailed calculation.

FIRST QUARTER 2016	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	March 31, 2016	December 31, 2015
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,744,189	$1,774,796
Assets under development	185,328	117,384
Cash and cash equivalents	195,848	33,742
Restricted cash	8,930	9,784
Other assets	63,005	66,125
Total assets	$2,197,300	$2,001,831

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium and deferred financing costs	$118,266	$204,511
Unsecured revolving credit facility	—	—
Unsecured term loans, net of unamortized deferred financing costs	186,581	186,518
Unsecured senior notes, net of unamortized deferred financing costs	247,743	247,678
Accounts payable and accrued expenses	93,459	85,670
Deferred revenue	19,795	19,024
Total liabilities	665,844	743,401

Commitments and contingencies	—	—

Redeemable noncontrolling interests	10,676	13,560

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 65,011,662 and 56,879,003 shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively	650	569
Preferred shares, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,525,104	1,263,603
Accumulated deficit	(5,329)	(21,998)
Accumulated other comprehensive loss	(8,921)	(5,475)
Total EdR stockholders' equity	1,511,504	1,236,699
Noncontrolling interest	9,276	8,171
Total equity	1,520,780	1,244,870
Total liabilities and equity	$2,197,300	$2,001,831
(1) Amount is net of accumulated depreciation of $285,324 and $270,993, as of March 31, 2016 and December 31, 2015, respectively.

FIRST QUARTER 2016	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended March 31,
	2016	2015	$ Change
Revenues:
Collegiate housing leasing revenue	$70,183	$60,383	$9,800
Third-party development consulting services	483	597	(114)
Third-party management services	894	1,053	(159)
Operating expense reimbursements	1,819	2,096	(277)
Total revenues	73,379	64,129	9,250
Operating expenses:
Collegiate housing leasing operations	24,889	24,140	749
Development and management services	2,521	2,702	(181)
General and administrative	2,581	2,470	111
Development pursuit, acquisition costs and severance	528	169	359
Depreciation and amortization	17,516	15,866	1,650
Ground lease expense	3,309	2,848	461
Reimbursable operating expenses	1,819	2,096	(277)
Total operating expenses	53,163	50,291	2,872
Operating income	20,216	13,838	6,378
Nonoperating (income) expenses:
Interest expense	4,663	5,941	(1,278)
Amortization of deferred financing costs	480	516	(36)
Interest income	(74)	(38)	(36)
Loss on extinguishment of debt	9,920	—	9,920
Total nonoperating expenses	14,989	6,419	8,570
Income before equity in losses of unconsolidated entities, income taxes and gain on sale of collegiate housing properties	5,227	7,419	(2,192)
Equity in losses of unconsolidated entities	(244)	(194)	(50)
Income before income taxes and gain on sale of collegiate housing properties	4,983	7,225	(2,242)
Income tax expense	51	78	(27)
Income before gain on sale of collegiate housing properties	4,932	7,147	(2,215)
Gain on sale of collegiate housing properties	11,873	—	11,873
Net income	16,805	7,147	9,658
Less: Net income attributable to the noncontrolling interests	136	206	(70)
Net income attributable to Education Realty Trust, Inc.	$16,669	$6,941	$9,728

FIRST QUARTER 2016	3

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)
	Three months ended March 31,
	2016	2015	$ Change
Other comprehensive income:
Loss on cash flow hedging derivatives	(3,446)	(2,439)	(1,007)
Comprehensive income	$13,223	$4,502	$8,721

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common stockholders per share – basic	$0.27	$0.14	$0.13
Net income attributable to Education Realty Trust, Inc. common stockholders per share – diluted	$0.26	$0.14	$0.12

Weighted average shares of common stock outstanding – basic	62,677	48,179	14,498
Weighted average shares of common stock outstanding – diluted (1)	62,963	48,501	14,462

(1) Weighted average shares of common stock outstanding - diluted assumes the conversion of outstanding redeemable Operating Partnership Units and University Towers Operating Partnership Units.

FIRST QUARTER 2016	4

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)	Three months ended March 31,
	2016	2015	$ Change
Net income attributable to EdR	$16,669	$6,941	$9,728
Gain on sale of collegiate housing assets	(11,873)	—	(11,873)
Real estate related depreciation and amortization	17,113	15,523	1,590
Equity portion of real estate depreciation and amortization on equity investees	666	420	246
Noncontrolling interests	206	212	(6)
Funds from operations ("FFO") available to stockholders and unitholders	22,781	23,096	(315)
percent change			(1.4)%

FFO adjustments:
Loss on extinguishment of debt	9,920	—	9,920
Acquisition costs	60	—	60
Straight-line adjustment for ground leases (1)	1,187	1,201	(14)
FFO adjustments	11,167	1,201	9,966

Core funds from operations ("Core FFO") available to stockholders and unitholders	$33,948	$24,297	$9,651
percent change			39.7%

FFO per weighted average share/unit (2)	$0.36	$0.48	$(0.12)
percent change			(25.0)%
Core FFO per weighted average share/unit (2)	$0.54	$0.50	$0.04
percent change			8.0%

Weighted average shares/units (2)	62,963	48,501	14,462
percent change			29.8%

(1)  This represents the straight-line rent expense adjustment required by GAAP related to ground leases. As the ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(2) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

FIRST QUARTER 2016	5

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three months ended March 31,
	2016	2015	$ Change	% Change
Revenues
Same-communities(1)	$60,181	$57,848	$2,333	4.0%
New-communities (2)	9,469	1,307	8,162	NM
Sold-communities(3)	533	1,228	(695)	NM
Total revenues	70,183	60,383	9,800	16.2%

Operating expenses (4)
Same-communities(1)	21,980	22,638	(658)	(2.9)%
New-communities (2)	2,529	791	1,738	NM
Sold-communities(3)	380	711	(331)	NM
Total operating expenses	24,889	24,140	749	3.1%

Net operating income
Same-communities(1)	38,201	35,210	2,991	8.5%
New-communities (2)	6,940	516	6,424	NM
Sold-communities(3)	153	517	(364)	NM
Total net operating income	$45,294	$36,243	$9,051	25.0%

(1) Same-communities are defined as those communities that have been open and operating for the whole time in the current and prior periods. See page 24 of this supplement for a listing of same-communities.

(2) See page 24 of this supplement for a listing of which communities are categorized as new-communities.
(3) Represents operating results from communities sold in 2015 and 2016.
(4) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

FIRST QUARTER 2016	6

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)

	Three months ended March 31, 2016			Three months ended March 31, 2015
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	% of Total Operating Expenses	$ Change		% Change
Utilities(1)	$6,300	$240	28%	$6,391	$244	27%	$(91)		(1.4)%
On-Site Payroll	4,336	165	20%	4,263	163	19%	73		1.7%
General & Administrative(2)	3,580	137	16%	3,809	145	17%	(229)		(6.0)%
Maintenance & Repairs(3)	1,368	52	6%	1,247	48	6%	121		9.7%
Marketing	1,008	38	5%	1,076	41	5%	(68)		(6.3)%
Total Direct Operating Expenses	$16,592	$632	75%	$16,786	$641	74%	$(194)		(1.2)%

Real Estate Taxes	4,815	184	22%	5,213	$199	23%	$(398)	(4)	(7.6)%
Insurance	573	22	3%	639	24	3%	(66)		(10.3)%
Total Fixed Operating Expenses	$5,388	$206	25%	$5,852	$223	26%	$(464)		(7.9)%
Total Property Operating Expenses	$21,980	$838	100%	$22,638	$864	100%	$(658)		(2.9)%

Same-community beds	26,224

(1) Represents gross costs before recoveries from tenants and includes student amenities such as internet.
(2) Includes property-level general and administrative cost and dining costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.
(4) During the first quarter of 2015, the Company recognized $0.8 million in real estate taxes related to a tax assessment covering several prior assessment years. Without the charge in the prior year, real estate taxes would have increased approximately $0.4 million and total operating expenses would have increased 0.7% over the prior year.

FIRST QUARTER 2016	7

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
2016 Same Communities
Revenue	$57,848	$51,101	$48,832	$60,945	$60,181	$221,059
Operating Expenses	22,638	21,311	25,828	22,397	21,980	91,516
Net Operating Income	$35,210	$29,790	$23,004	$38,548	$38,201	$129,543
Margin	61%	58%	47%	63%	63%	59%
Beds	78,672	78,672	78,672	78,672	78,672	314,688
Occupancy(1)	96.3%	84.3%	89.4%	97.5%	96.6%	92.0%
Net Apartment Rent per Occupied Bed	$719	$715	$624	$751	$743	$710
Other Income per Occupied Bed	45	55	70	44	48	54
Total Revenue per Occupied Bed	$764	$770	$694	$795	$791	$764
Operating Expense per Available Bed	$288	$271	$328	$285	$279	$291

2016 New Communities
Revenue	$1,307	$1,365	$4,822	$9,646	$9,469	$25,302
Operating Expenses	791	833	1,860	2,720	2,529	7,942
Net Operating Income	$516	$532	$2,962	$6,926	$6,940	$17,360
Margin	39%	39%	61%	72%	73%	69%
Beds	2,004	2,154	8,085	11,376	11,570	33,185
Occupancy(1)	98.2%	96.1%	89.2%	92.9%	92.6%	92.1%
Net Apartment Rent per Occupied Bed	$637	$631	$615	$885	$849	$791
Other Income per Occupied Bed	27	29	53	28	34	36
Total Revenue per Occupied Bed	$664	$660	$668	$913	$883	$827
Operating Expense per Available Bed	$395	$387	$230	$239	$219	$239

2016 Sold Communities
Revenue	$1,228	$1,267	$1,072	$1,189	$533	$4,061
Operating Expenses	711	723	756	714	380	2,573
Net Operating Income	$517	$544	$316	$475	$153	$1,488
Margin	42%	43%	29%	40%	29%	37%
Beds	2,232	2,232	2,232	2,232	1,152	7,848
Occupancy(1)	77.7%	79.2%	75.0%	69.1%	51.7%	71.1%
Net Apartment Rent per Occupied Bed	$690	$697	$622	$744	$867	$706
Other Income per Occupied Bed	18	20	18	27	27	22
Total Revenue per Occupied Bed	$708	$717	$640	$771	$894	$728
Operating Expense per Available Bed	$318	$324	$339	$320	$330	$328

FIRST QUARTER 2016	8

COMMUNITY OPERATIONS - TRAILING FIVE QUARTERS

(Amounts in thousands, except beds and per bed amounts)	Three Months Ended					Total / Weighted Average - Trailing Twelve Months
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016
2016 Total Communities
Revenue	$60,383	$53,733	$54,726	$71,780	$70,183	$250,422
Operating Expenses	24,140	22,867	28,444	25,831	24,889	102,031
Net Operating Income	$36,243	$30,866	$26,282	$45,949	$45,294	$148,391
Margin	60%	57%	48%	64%	65%	59%
Beds	82,908	83,058	88,989	92,280	91,394	355,721
Occupancy(1)	95.8%	84.5%	89.0%	96.3%	95.5%	91.5%
Net Apartment Rent per Occupied Bed	$716	$712	$624	$767	$757	$718
Other Income per Occupied Bed	44	53	67	41	46	52
Total Revenue per Occupied Bed	$760	$765	$691	$808	$803	$770
Operating Expense per Available Bed	$291	$275	$320	$280	$272	$287

(1) Represents the weighted average physical occupancy for the period presented.

FIRST QUARTER 2016	9

PRELEASING SUMMARY

				Preleasing at April 26,
	Design Beds	% of NOI	2015 Opening Occupancy	2016	2015	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	2,000	5.0%	82.5%	57.2%	45.7%	11.5%	1.0%
Prior Year Occupancy 90% to 96.9% (Tier 2)	5,290	14.6%	95.2%	61.4%	61.2%	0.2%	2.0%
Prior Year Occupancy 97% and Above (Tier 3)	16,999	80.4%	99.8%	87.2%	86.9%	0.3%	3.6%
Total Same-Communities (1)	24,289	100.0%	97.3%	79.1%	77.9%	1.2%	3.2%
Total New-Communities (2)	2,314			73.3%
Total Communities	26,603			78.6%

Projected Fall Revenue:
The same-community portfolio is projected to obtain a 3.0% to 3.5% increase in revenue for the upcoming lease term, with net rates up 3.2% and occupancies consistent with the prior year.

NOTE: Leasing update does not include 4,592 same-community beds or 1,141 new-community beds to be delivered in 2016 at the University of Kentucky. Although the university's assignment process does not occur until May, all 5,733 beds, which include the 601 beds delivered in 2013, 2,381 beds delivered in 2014, 1,610 beds delivered in 2015, and 1,141 beds to be delivered in August 2016, are currently over 100% applied for this fall. The Lokal, serving Colorado State University, is also not included in the above preleasing as it was acquired late in the first quarter of 2016. Currently, the community is 99.5% occupied.

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the 2016/2017 leasing cycle. Design Beds for Same-Communities included in the 2016 Preleasing Summary above include the following design beds: (1) total same-community design beds on page 24 of 26,224 less 2,982 beds at the University of Kentucky plus (2) 1,047 design beds on communities that are considered same for leasing purposes (see note 1 on page 24).

(2) The new-community designation for leasing purposes is different than for financial statement purposes. A community is considered new-community for leasing when the Company has not previously managed the leasing process. Design beds for Total New-Communities above include the following: (1) our 2015 acquisitions of The Commons on Bridge (150 beds) and The Province Boulder (317 beds) plus (2) beds at our 2016 development deliveries of The Retreat at Oxford (1,018 beds) and The Retreat at Blacksburg (829 beds).

FIRST QUARTER 2016	10

SAME-COMMUNITY PRELEASING BY REGION AND DISTANCE

				Preleasing at April 26,
	Design Beds	% of NOI	2015 Opening Occupancy	2016	2015	Preleasing Ahead/(Behind)	Projected Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	5,818	29.8%	99.0%	88.2%	83.5%	4.7%	3.0%
Midwest	2,276	6.2%	91.3%	47.6%	64.5%	(16.9)%	—%
North	3,205	11.8%	98.1%	82.8%	82.4%	0.4%	2.1%
South Central	4,082	18.9%	95.9%	83.1%	79.7%	3.4%	3.6%
Southeast	5,681	17.5%	97.9%	74.4%	68.0%	6.4%	3.0%
West	3,227	15.8%	98.8%	84.6%	88.1%	(3.5)%	5.8%
Total Same-Communities	24,289	100.0%	97.3%	79.1%	77.9%	1.2%	3.2%

Same-Communities - by Distance from Campus
0-0.2 miles	14,896	72.5%	98.0%	83.3%	80.6%	2.7%	3.6%
0.21-0.49 miles	2,144	7.0%	96.4%	68.4%	69.5%	(1.1)%	2.4%
0.5-0.99 miles	336	0.9%	95.5%	64.0%	82.4%	(18.4)%	9.2%
1.0-1.99 miles	5,053	15.1%	97.0%	76.1%	75.3%	0.8%	1.8%
2.0 & > miles	1,860	4.5%	94.8%	69.2%	72.3%	(3.1)%	1.1%
Total Same-Communities	24,289	100.0%	97.3%	79.1%	77.9%	1.2%	3.2%

NOTE: Leasing update does not include 4,592 same-community beds or 1,141 new-community beds to be delivered in 2016 at the University of Kentucky. Although the university's assignment process does not occur until May, all 5,733 beds, which include the 601 beds delivered in 2013, 2,381 beds delivered in 2014, 1,610 beds delivered in 2015, and 1,141 beds to be delivered in August 2016, are currently over 100% applied for this fall. The Lokal, serving Colorado State University, is also not included in the above preleasing as it was acquired late in the first quarter of 2016. Currently, the community is 99.5% occupied.

(1) See definition of regions on page 26.

FIRST QUARTER 2016	11

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR Markets by Revenue*

Other 20.5%
University of Kentucky(1) 14.5%
Arizona State University 5.9%
Pennsylvania State University 5.1%
University of Connecticut 5.1%
University of Texas at Austin 3.9%
Syracuse University 3.8%
Texas Tech University 3.6%
University of Mississippi 3.6%
North Carolina State 3.5%
University of Virginia 3.4%
Texas Christian University 3.3%
University of Alabama 2.8%
University of Florida 2.6%
University of Arizona 2.6%
University of Michigan 2.5%
University of Central Florida 2.4%
Florida International University 2.4%
University of Tennessee 2.2%
Florida State University 2.2%
Kent State University 2.1%
University of Colorado, Boulder 2.0%

*The data above is based on revenue for the twelve months ended March 31, 2016 and excludes properties that were sold during the period.
(1) All revenue at the University of Kentucky is from ONE PlanSM on-campus collegiate housing communities.

FIRST QUARTER 2016	12

TOP EdR MARKETS AND STATES BY REVENUE

Top EdR States by Revenue*

Kentucky 15.6%
Texas 10.8%
Florida 9.6%
Arizona 8.6%
North Carolina 5.4%
Pennsylvania 5.1%
Connecticut 5.1%
New York 3.8%
Michigan 3.7%
Mississippi 3.6%
Virginia 3.4%
Missouri 3.1%
Indiana 3.1%
Georgia 3.0%
Oklahoma 2.9%
Alabama 2.8%
California 2.5%
Tennessee 2.2%
Ohio 2.1%
Other 3.6%

*The data above is based on revenue for the twelve months ended March 31, 2016 and excludes properties that were sold during the period.

FIRST QUARTER 2016	13

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply growth expected to slow 20% from 2015 to 2016

EdR Market and Revenue Growth

*Enrollment projection represents the 3-year enrollment CAGR through 2014 for our markets.

FIRST QUARTER 2016	14

OWNED COMMUNITY PROJECTED 2016 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2016 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2016 New Supply %	Variance
West	3,738	12%	13%	1.5%	0.5%	1.0%
Mid Atlantic	6,647	20%	25%	0.9%	1.5%	(0.6)%
North	3,205	10%	8%	0.2%	1.2%	(1.0)%
South Central	10,983	34%	37%	2.2%	3.5%	(1.3)%
Southeast	5,681	17%	12%	0.9%	0.7%	0.2%
Midwest	2,276	7%	5%	1.7%	1.6%	0.1%
Total	32,530	100%	100%	1.5%	1.8%	(0.3)%

Region (4)	Anticipated 2016 Enrollment Growth (2)	2016 Supply Growth	Variance
West	2,900	761	2,139
Mid Atlantic	2,081	2,300	(219)
North	1,124	1,913	(789)
South Central	3,288	5,686	(2,398)
Southeast	1,269	1,791	(522)
Midwest	1,504	1,422	82
Total	12,166	13,873	(1,707)

NOTE: Schedule represents all markets served by EdR communities and includes the completed acquisition of the Lokal in 2016 and all 2016 developments. Data was obtained from the National Center for Education Statistics, AXIOmetrics and local market data.

(1) NOI is based on 2016 forecast net operating income with proforma adjustments for 2016 developments and acquisitions.
(2) Extrapolated from 2014 enrollment statistics from University Common Data Sets using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 24 of 30,210 plus 2,320 beds at our 2016 deliveries at the University of Kentucky (1,141 beds), The Retreat at Blacksburg (829 beds) and the second phase at the Retreat at Oxford (350 beds) (also see page 17).

(4) See definition of regions on page 26.

FIRST QUARTER 2016	15

OWNED COMMUNITY PROJECTED 2016 NEW SUPPLY AND DEMAND INFORMATION

Projected 2016 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	12	32%	15,037	46%	45%
0.1% to 1.0%	8	22%	3,856	12%	13%
1.0% - 3.0%	10	27%	7,715	24%	23%
3.0% - 5.0%	5	14%	3,612	11%	13%
> 5.0%	2	5%	2,310	7%	6%
Total	37	100%	32,530	100%	100%

University Markets with > 5% Increase in 2016 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
University of Mississippi	8.2%	4.4%
University of Louisville	8.6%	2.2%
		6.6%

NOTE: Schedule represents all markets served by EdR communities and includes the completed acquisition of the Lokal in 2016 and all 2016 developments. Data was obtained from the National Center for Education Statistics, AXIOmetrics and local market data.

(1) NOI is based on 2016 forecast net operating income with proforma adjustments for 2016 developments and acquisitions.

FIRST QUARTER 2016	16

OWNED DEVELOPMENT SUMMARY

(Amounts in thousands, except bed counts)

Active Projects	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Kentucky - Limestone Park I & II(1)	ONE Plan (2)	1,141	In progress	Summer 2016	$83,911	100%	$83,911	$16,789
University of Mississippi - The Retreat - Phase II	Wholly Owned	350	In progress	Summer 2016	26,161	100%	26,161	8,088
Virginia Tech - Retreat at Blacksburg - Ph I & II	Joint Venture	829	In progress	Summer 2016	64,433	75%	48,325	20,188
Total - 2016 Deliveries		2,320			$174,505		$158,397	$45,065

University of Kentucky - University Flats	ONE Plan (2)	771	In progress	Summer 2017	$74,038	100%	74,038	$59,040
Boise State University	ONE Plan (2)	656	In progress	Summer 2017	39,763	100%	39,763	37,969
University of Kentucky - Lewis Hall	ONE Plan (2)	346	In progress	Summer 2017	26,935	100%	26,935	25,667
Michigan State University - SkyVue	Joint Venture	824	In progress	Summer 2017	89,906	90%	80,915	63,999
Texas State University - The Local: Downtown	Joint Venture	304	In progress	Summer 2017	29,631	80%	23,705	17,714
Oklahoma State University	Joint Venture	475	In progress	Summer 2017	47,227	70%	33,059	33,059
Total - 2017 Deliveries		3,376			$307,500		$278,415	$237,448

Total Active Projects		5,696			$482,005		$436,812	$282,513

Recently Awarded	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost
Cornell University	TBD (3)	850	Fall 2016	Summer 2018	$80,000
Northern Michigan University (4)	ONE Plan (2)	1,200	Summer 2016	Summer 2018	$75,000

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements, construction agreements and ground leases.

(1) This project, once complete, will consist of multiple communities.
(2) The On-Campus Equity Plan, or The ONE PlanSM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE PlanSM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(3) In February 2016, Cornell University and EdR executed a pre-closing agreement and design and site planning are under way toward an expected fall 2016 groundbreaking and commencement of construction for an approximate 850 bed $80.0 million on-campus housing community targeted for summer 2018 delivery.

(4) In April 2016, Northern Michigan University and EdR executed a pre-closing agreement and design and site planning are under way. This project is expected to open in phases starting in 2017 with the final phase in 2018.

FIRST QUARTER 2016	17

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Active Projects	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Three Months Ended March 31, 2016 (1)	Remaining Fees to Earn
University of Cal. Berkeley - Bowles Hall	186	In progress	Summer 2016	$35,947	$1,768	$826	$451	$491
Clarion University of Pennsylvania	728	In progress	(2)	55,104	2,092	2,046	2	44
East Stroudsburg University - Pennsylvania Ph II	488	(3)	Summer 2017	TBD	TBD	—	—	TBD
Texas A&M - Commerce	490	Summer 2016	Summer 2017	25,770	1,131	—	—	1,131
Shepherd University	298	Summer 2016	Summer 2017	21,097	1,025	—	—	1,025
Southeastern Louisiana University	550	Summer 2016	Summer 2017	TBD	TBD	—	—	TBD
Total	2,740			$137,918	$6,016	$2,872	$453	$2,691

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
(2) The first phase of the project at Clarion University of Pennsylvania for collegiate housing delivered in August 2015, the second phase of the project for collegiate housing delivered in December 2015 and a third phase of the project for other capital improvements is scheduled to deliver in the summer of 2016.

(3) Construction on the second phase of the third-party development at East Stroudsburg University is expected to commence in May 2016 after final site plan approval has been obtained.

FIRST QUARTER 2016	18

CAPITAL STRUCTURE

as of March 31, 2016			Principal Outstanding	Weighted Average Interest Rate	Average Term to Maturity (in years)
(Amounts in thousands)

Total Debt to Gross Assets
Debt(1)	$557,024	Variable Rate - Mortgage Debt	33,475	2.5%	0.3
Gross Assets(2)	2,482,624	Variable Rate - Construction Debt	86,049	2.5%	1.8
Debt to Gross Assets	22.4%	Fixed Rate - 5 Yr. Unsecured Term Loan (6)	65,000	2.9%	2.8
		Fixed Rate - 7 Yr. Unsecured Term Loan (6)	122,500	3.9%	4.8
Net Debt to Gross Assets		Fixed Rate - Unsecured Senior Notes	250,000	4.6%	8.7
Net Debt(1)	$361,176	Variable Rate - Unsecured Revolving Credit Facility	—	1.7%	2.6
Gross Assets(7)	2,286,776	Debt(1) / Weighted Average	$557,024	3.8%	5.6
Net Debt to Gross Assets	15.8%	Less: Cash	195,848
		Net Debt	$361,176
Net Debt to Enterprise Value
Net Debt(1)	$361,176
Market Equity (3)	2,715,650	Interest Coverage (TTM)(4)	5.4x
Enterprise Value	$3,076,826	Net Debt to EBITDA - Adjusted (TTM)(5)	1.5x
		Variable Rate Debt to Total Debt	21.5%
Net Debt to Enterprise Value	11.7%

(1) Excludes unamortized deferred financing costs of $4.4 million.
(2) Excludes accumulated depreciation of $285.3 million.
(3) Market equity includes 65,011,662 shares of the Company's common stock and 268,394 units outstanding, which are convertible into common shares, and is calculated using $41.60 per share, the closing price of the Company's common stock on March 31, 2016.

(4) Equals Adjusted EBITDA of $125.5 million divided by interest expense of $23.2 million. See page 22 for reconciliation to Adjusted EBITDA.
(5) Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-income producing construction debt. In the calculation, Net Debt is total debt (excluding the unamortized deferred financing costs) less cash and excludes non income-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, development deliveries and dispositions as if such had occurred at the beginning of the 12 month period being presented.

(6) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.
(7) Excludes accumulated depreciation of $285.3 million and cash of $195.8 million.

FIRST QUARTER 2016	19

CAPITAL STRUCTURE

NOTE: At March 31, 2015, the Trust had $195.8 million of cash on hand.

Weighted Average Interest Rate of Debt Maturing Each Year (2)
	2016	2017	2018	2019	2020	2021	2022	2023	2024
Fixed Rate Debt	—%	—%	—%	2.9%	—%	3.9%	—%	—%	4.6%
Variable Rate Debt	2.5%	2.5%	—%	2.5%	—%	—%	—%	—%	—%
Total Debt	2.5%	2.5%	—%	2.8%	—%	3.9%	—%	—%	4.6%

(1) The unsecured revolving credit facility has an initial maturity of November 19, 2018 and has a one-year extension option that may be exercised if certain conditions are met.
(2) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

FIRST QUARTER 2016	20

UNSECURED SENIOR NOTE COVENANTS

as of March 31, 2016
(Amounts in thousands)

Unsecured Senior Note Covenants(1)	Requirement	Current Ratio
Total Debt to Total Asset Value	≤ 60%	22.5%
Secured Debt to Total Asset Value	≤ 40%	4.8%
Unencumbered Asset Value to Unsecured Debt	> 150%	519.2%
Interest Coverage	> 1.5x	5.64x

Calculation of Interest Coverage Ratio:
Adjusted Pro Forma EBITDA - TTM:
EdR Adjusted EBITDA(2)	$125,508
Pro forma Adjustments - acquisitions & dispositions (1)	2,060
Total Adjusted Pro Forma EBITDA - TTM	$127,568

Pro Forma Interest Expense - TTM:
Interest expense	$23,171
Add back: Capitalized interest	5,414
Pro forma adjustments(1)	(5,974)
Pro forma interest expense - TTM	$22,611

Interest Coverage	5.64x

(1) Computed in accordance with the First Supplemental Indenture filed November 24, 2014 with the SEC.
(2) See page 22 for a reconciliation to EdR Adjusted EBITDA.

FIRST QUARTER 2016	21

RECONCILIATION OF NON-GAAP MEASURES

(Amounts in thousands)	Three Months	Plus: Year	Less: Three	Trailing Twelve
	Ended	Ended	Months Ended	Months Ended
Adjusted EBITDA and Pro Forma Adjusted EBITDA:	March 31, 2016	December 31, 2015	March 31, 2015	March 31, 2016
Net income attributable to common shareholders	$16,669	$19,911	$6,941	$29,639
Straight line adjustment for ground leases	1,187	4,782	1,201	4,768
Acquisition costs	60	293	—	353
Depreciation and amortization	17,516	68,022	15,866	69,672
Gain on sale of collegiate housing assets	(11,873)	(2,770)	—	(14,643)
Interest expense	4,663	24,449	5,941	23,171
Amortization of deferred financing costs	480	2,089	516	2,053
Interest income	(74)	(213)	(38)	(249)
Loss on extinguishment of debt	9,920	403	—	10,323
Income tax expense (benefit)	51	347	78	320
Noncontrolling interests	136	171	206	101
Adjusted EBITDA	$38,735	$117,484	$30,711	$125,508
Annualize acquisitions, developments and dispositions(1)	—	—	—	13,016
Pro Forma Adjusted EBITDA	$38,735	$117,484	$30,711	$138,524

(1) Pro forma adjustment to reflect all acquisitions, development deliveries and dispositions as if such transactions had occurred on the first day of the period presented.

FIRST QUARTER 2016	22

UPDATED 2016 GUIDANCE

(amounts in thousands, except per share data)
	Original 2016 Guidance
			Capital Transactions
	Low	High	Low		High
Core FFO Per Share - Base	$1.77	$1.84

Dispositions	(0.12)	(0.13)	$150,000	-	$200,000
Acquisitions	0.05	0.05	$75,000	-	$125,000

Core FFO Per Share - Net	$1.70	$1.76

	Updated 2016 Guidance
			Capital Transactions
	Low	High	Low		High
Core FFO Per Share - Base	$1.77	$1.84

Dispositions(1)	(0.05)	(0.05)	$95,000
Acquisitions(1)	0.12	0.12	$284,000
Completed Equity Sales (1)	(0.07)	(0.07)	$113,000
Additional Capital Transactions	(0.04)	(0.05)	$100,000	-	$150,000

Core FFO Per Share - Net	$1.73	$1.79

Weighted Average Shares/Units	67,200	67,700
(1) These transactions have either already occurred or have been announced. The completed equity sales represents issuances under the Company's ATM and DRIP program during March and April.

FIRST QUARTER 2016	23

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition/Development Date	# of Beds	Name	Primary University Served	Acquisition/Development Date	# of Beds
Players Club	Florida State University	Jan '05	336	The Oaks on the Square	University of Connecticut	Aug '12, Aug '13	503
The Commons	Florida State University	Jan '05	732	3949	Saint Louis University	Aug '13	256
University Towers	North Carolina State University	Jan '05	889	Lymon T. Johnson Hall (ONE Plan)(4)	University of Kentucky	Aug '13	301
The Reserve on Perkins	Oklahoma State University	Jan '05	732	Central Hall II (ONE Plan)(4)	University of Kentucky	Aug '13	300
The Pointe	Pennsylvania State University	Jan '05	984	2400 Nueces (ONE Plan)	University of Texas at Austin	Aug '13	655
The Lofts	University of Central Florida	Jan '05	730	Roosevelt Point	Arizona State University- Downtown Phoenix	Aug '13	609
The Reserve at Athens	University of Georgia	Jan '05	612	The Retreat at State College	Pennsylvania State University	Sept '13	587
The Reserve at Columbia	University of Missouri	Jan '05	676	The Cottages on Lindberg	Purdue University	Sept '13	745
Commons at Knoxville	University of Tennessee	Jan '05	708	The Varsity	University of Michigan	Dec '13	415
Campus Creek	University of Mississippi	Feb '05	636	The Lotus	University of Colorado, Boulder	Nov '11, Aug '14	235
Campus Lodge	University of Florida	Jun '05	1,115	109 Tower	Florida International University	Aug '14	542
Carrollton Crossing	University of West Georgia	Jan '06	336	The Oaks on the Square- Ph III	University of Connecticut	Aug '14	116
River Pointe	University of West Georgia	Jan '06	504	Champions Court I (ONE Plan)(4)	University of Kentucky	Aug '14	740
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	Champions Court II (ONE Plan)(4)	University of Kentucky	Aug '14	427
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	Haggin Hall (ONE Plan)(4)	University of Kentucky	Aug '14	396
GrandMarc at The Corner	University of Virginia	Oct '10	641	Woodland Glen I (ONE Plan)(4)	University of Kentucky	Aug '14	409
Wertland Square	University of Virginia	Mar '11	152	Woodland Glen II (ONE Plan)(4)	University of Kentucky	Aug '14	409
Jefferson Commons	University of Virginia	Mar '11	82	The District on Apache	Arizona State University - Tempe	Sept '14	900
The Berk on College	University of California, Berkeley	May '11	122		Total Same-Communities		26,224
The Berk on Arch	University of California, Berkeley	May '11	43
University Village Towers	University of California, Riverside	Sept '11	554	The Retreat at Oxford(3)	University of Mississippi	Aug '13	668
Irish Row	University of Notre Dame	Nov '11	326	Commons on Bridge(2)	University of Tennessee	June '15	150
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562	Oaks on the Square- Ph IV(1)	University of Connecticut	Aug '15	391
The Reserve on Stinson	University of Oklahoma	Jan '12	612	The Retreat at Louisville(1)	University of Louisville	Aug '15	656
Campus West (ONE Plan)	Syracuse University	Aug '12	313	Woodland Glen III (ONE Plan)(4)	University of Kentucky	Aug '15	782
East Edge	University of Alabama	Aug '12	774	Woodland Glen IV (ONE Plan)(4)	University of Kentucky	Aug '15	578
The Province	East Carolina University	Sept '12	728	Woodland Glen V (ONE Plan)(4)	University of Kentucky	Aug '15	250
The District on 5th	University of Arizona	Oct '12	764	The Province Boulder(2)	University of Colorado, Boulder	Sept '15	317
Campus Village	Michigan State University	Oct '12	355	Lokal	Colorado State University	March '16	194
The Province	Kent State University	Nov '12	596		Total New-Communities		3,986
The Suites at Overton Park	Texas Tech University	Dec '12	465		Total Owned-Communities		30,210
The Centre at Overton Park	Texas Tech University	Dec '12	400

(1) The same-community designation for leasing purposes is different than for financial reporting purposes. These communities are considered same-community for 2016/2017 leasing purposes, as the Company managed the leasing process for both the 2015/2016 and 2016/2017 lease cycles. Total same-community beds for leasing purposes is 24,289.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for the 2015/2016 lease year.
(3) The Retreat at Oxford is considered new for purposes of leasing due to the development of the second phase of the property.
(4) The Kentucky communities, totaling 4,592 beds, are excluded from the leasing update on pages 10 and 11 as the assignment process does not occur until May.

FIRST QUARTER 2016	24

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Tom Trubiana	President
Bill Brewer	Chief Financial Officer
Christine Richards	Chief Operating Officer
Lindsey Mackie	Chief Accounting Officer
J. Drew Koester	Senior Vice President - Capital Markets and Investor Relations

Corporate Headquarters
EdR
999 South Shady Grove Road, Suite 600
Memphis, TN 38120
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
CANACCORD|Genuity	Ryan Meliker	(212) 389-8094	rmeliker@canaccordgenuity.com
FBR Capital Markets & Co.	Patrick Kealey Jr.	(703) 312-9656	pkealey@fbr.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Goldman Sachs	Andrew Rosivach	(212) 902-2796	andrew.rosivach@gs.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
JMP Securities	Aaron Hecht	(415) 835-3963	ahecht@jmpsecurities.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
RBC Capital Market	Wes Golladay	(440) 715-2650	wes.golladay@rbccm.com
Robert W Baird & Co.	Drew Babin	(215) 553-7816	dbabin@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com

FIRST QUARTER 2016	25

DEFINITIONS

Design beds	Represents the sum of the monthly design beds in the portfolio during the period.

FFO	Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP	U.S. generally accepted accounting principles.

Net apartment rent per occupied bed (NarPOB)	Represents GAAP net apartment rent for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted
Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions, dispositions and development assets that are open as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed	Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy	Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions
Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado.

Revenue per occupied bed (RevPOB)	Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community	Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

FIRST QUARTER 2016	26

SAFE HARBOR STATEMENT

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

FIRST QUARTER 2016	27